UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2019

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-5073

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On April 30, 2019, BlackStar Enterprise Group, Inc. (the “Company” or “we”) and Auctus Fund LLC. (“Holder”) entered into a convertible promissory note totaling $110,000 (“Note”, Exhibit 10.1), a Securities Purchase Agreement (“SPA”, Exhibit 10.2), a Common Stock Warrant for 440,000 shares (“Warrant”, Exhibit 10.3), a Certificate of Judgment (“COJ”, Exhibit 10.4), and an Instruction Letter for the Transfer Agent (“TA Letter”, Exhibit 10.5) (altogether, the “Transaction Documents”).

The Company executed a 12% convertible promissory note of the Company with Holder, in the principal amount of $110,000 (the “Note”), upon the terms and subject to the limitations and conditions set forth in such Note. The Note is attached as Exhibit 10.1. The Holder may convert the outstanding unpaid principal amount of the Note into restricted shares of Common Stock of the Company at a discount of 50% of the Market Price. The Company has initially reserved out of its authorized Common Stock 10,000,000 shares of Common Stock for conversion pursuant to the Note, as evidenced by the Transfer Agent Letter attached as Exhibit 10.5.

The conversion price (the “Conversion Price”) shall equal the lesser of: (i) the lowest Trading Price (as defined below) during the previous twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the date of this Note, and (ii) the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 50% multiplied by the Market Price (as defined herein) (representing a discount rate of 50%). “Market Price” means the lowest Trading Price (as defined below) for the Common Stock during the twenty-five (25) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date. “Trading Price” means, for any security as of any date, the lesser of: (i) the lowest trade price on the OTC Pink, OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Holder.

While the Note is outstanding, each time any 3rd party has the right to convert monies owed to that 3rd party (or receive shares pursuant to a settlement or otherwise), including but not limited to under Section 3(a)(9) and Section 3(a)(10), at a discount to market greater than the Conversion Price in effect at that time (prior to all other applicable adjustments in the Note), then the Holder, in Holder’s sole discretion, may utilize such greater discount percentage (prior to all applicable adjustments in this Note) until this Note is no longer outstanding. While this Note is outstanding, each time any 3rd party has a look back period greater than the look back period in effect under the Note at that time, including but not limited to under Section 3(a)(9) and Section 3(a)(10), then the Holder, in Holder’s sole discretion, may utilize such greater number of look back days until this Note is no longer outstanding. The Company shall give written notice to the Holder within one (1) business day of becoming aware of any event that could permit the Holder to make any adjustment described in the two immediately preceding sentences.

The Note, bearing an interest rate of 12%, dated April 26, 2019 for $110,000 matures on January 26, 2020. The Transaction Documents were closed on April 30, 2019 and the Company received $97,250 on or about May 6, 2019, with the remaining $12,750 being retained by the Holder to cover legal and due diligence fees. The Note additionally bears an interest rate of 24% per annum in the Event of Default.

The Company may prepay the Note in whole or in part at any time, up to 180 days after the Effective Date, by paying the principal amount to be prepaid together with premium interest thereon to the date of prepayment (135% within 90 days and 150% within 91-180 days). After 180 days from the Effective Date, Company may not prepay any amount.

In no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned

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through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.

Amounts Due in Events of Default:

Upon either the failure to issue conversion shares when Holder exercises said right or Holder is unable to obtain a Rule 144 legal opinion for free trading shares, then two times (2x) the Default Sum of the Note will become due and payable immediately. Any other form of default will entitle the Holder to an immediate payment of one hundred fifty percent (150%) of the Default Sum.

Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note and the issuance of a common stock purchase warrant (the “Warrant”) for 440,000 shares as a commitment fee (together, the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Warrant:

The Company and the Holder executed the Warrant for 440,000 shares of common stock as a commitment fee for the purchase of the Note. The Warrant is exercisable for a period of five (5) years from April 26, 2019 and the Exercise Price is $0.25 per share, subject to adjustment as provided in the Warrant. The Warrant may be exercised in a cashless exercise.

Confession of Judgment:

As part of the Transaction Documents, the Company executed a Confession of Judgment in the Commonwealth of Massachusetts, authorizing the state and/or federal courts to enter judgment against the Company in the amount of $110,000, less any payments made, plus the default interest rate of twenty-four (24%) percent per annum on said amount, and all other applicable penalties under the Note, plus costs and attorney’s fees.

Transfer Agent Instruction Letter:

Until the Company’s obligations under the Note are paid and performed in full, the Transfer Agent of the Company is authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than 10,000,000 shares for issuance upon partial or full conversion of the Note in accordance with the terms thereof, and the Transfer Agent shall immediately add shares of Common Stock to the reserved shares as and when requested by Company in writing from time to time.

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SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note
10.2	Securities Purchase Agreement
10.3	Common Stock Purchase Warrant
10.4	Confession of Judgment
10.5	Transfer Agent Instruction Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

      Joseph Kurczodyna, Chief Financial Officer

Date: May 6, 2019

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